Exhibit 10.19

COOPERATION AGREEMENT

This Cooperation Agreement (“Agreement”) is entered into on September 13, 2022 by and between:

Jilin University, hereinafter referred to as “Party A”, and

Jilin Zhengye Biological Products Co., Ltd, hereinafter referred to as “Party B”,

Collectively referred to as the “Parties”.

WHEREAS, the Parties wish to collaborate on the research project named [The Development of Ovine and Caprine Contagious Pustular Virus mRNA Vaccine Based on Lipid Nanoparticle Technology].

NOW, THEREFORE, in consideration of the mutual covenants contained herein, the Parties shall jointly apply for the 2023 Annual Funding for Key Research and Development Projects in the field of agriculture sponsored by Jilin Provincial Department of Science and Technology with the project named [The Development of Ovine and Caprine Contagious Pustular Virus mRNA Vaccine Based on Lipid Nanoparticle Technology], with Party A as project leader and Party B as the project participant. The Parties guarantee to participate in the project according to the research tasks stated in the project application form, organize project implementation, use the funding reasonably according to regulations, and ensure the completion on schedule.

Party A shall conduct overall design of the project; screen the main immunogenic proteins of sheep infectious pus virus; carry out antigen sequence design; make MRNA preparation; make preparation of mRNA lipid nanoparticles; and evaluate the safety and efficacy of vaccine particles.

Party B shall optimize the preparation, purification, and other processes of the sheep infectious pus virus mRNA vaccine stock solution; provide animal testing sites, conduct daily standardized breeding and management of experimental animals, assist Party A in vaccination and sample collection, and handle harmless treatment of experimental animals.

IN WITNESS WHEREOF, the Parties agree with the above plan of the project description and hereto have signed this Agreement.

Party A: Jilin University (seal)

By
Research Project Leader from Party A

Date

Jilin Zhengye Biological Products Co., Ltd (seal)

By
Research Project Member from Party B

Date